SUPPLEMENT DATED MARCH 27, 2025 TO THE CURRENT
SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR:
Invesco Global Strategic Income Fund
Invesco V.I. Global Strategic Income Fund
(each a “Fund” and collectively the “Funds”)
This supplement amends the Summary Prospectuses, Statutory Prospectuses and Statements of Additional Information (“SAIs”) of the above referenced Funds and is in addition to any other supplement(s). You should read this supplement in conjunction with the Summary Prospectuses, Statutory Prospectuses and SAIs and retain it for future reference.
Effective March 27, 2025:
1. The following information replaces in its entirety the table appearing under the heading “Fund Summary – Management of the Fund” in the Summary and Statutory Prospectuses:
Portfolio Managers	Title	Length of Service on the Fund
Hemant Baijal	Portfolio Manager (Lead)	2019 (predecessor fund 2018)

Michael Block, CFA	Portfolio Manager	2023

Kristina Campmany	Portfolio Manager	2023

Arin Kornchankul, CFA	Portfolio Manager	2025

2. The following information replaces in its entirety the bulleted list under "Fund Management – Portfolio Managers" in the Statutory Prospectus:
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Hemant Baijal, Portfolio Manager (Lead), who has been responsible for the Fund since 2019 and has been associated with Invesco and/or its affiliates since 2019. Prior to the commencement of the Fund’s operations, Mr. Baijal managed the predecessor fund since 2018 and was associated with OppenheimerFunds, a global asset management firm, since 2011.
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Michael Block, CFA, Portfolio Manager, who has been responsible for the Fund since 2023 and has been associated with Invesco and/or its affiliates since 2019. Prior to joining Invesco, Mr. Block was associated with OppenheimerFunds, a global asset management firm, since 2011.
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Kristina Campmany, Portfolio Manager, who has been responsible for the Fund since 2023 and has been associated with Invesco and/or its affiliates since 2019. Prior to joining Invesco, Ms. Campmany was associated with OppenheimerFunds, a global asset management firm, since 2018.
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Arin Kornchankul, CFA, Portfolio Manager, who has been responsible for the Fund since 2025 and has been associated with Invesco and/or its affiliates since 2019. Ms. Kornchankul was associated with OppenheimerFunds, a global asset management firm, since 2007.
3. For each Fund, the following information is added after the table under “PORTFOLIO MANAGER(S) — PORTFOLIO MANAGER FUND HOLDINGS AND INFORMATION ON OTHER MANAGED ACCOUNTS — INVESTMENTS” in Appendix H of each Fund’s SAI:
Arin Kornchankul began serving as a portfolio manager of the Fund effective March 27, 2025. As of January 31, 2025, Ms. Kornchankul did not beneficially own shares of the Fund.
4. For each Fund, the following information is added after the table under “PORTFOLIO MANAGER(S) — PORTFOLIO MANAGER FUND HOLDINGS AND INFORMATION ON OTHER MANAGED ACCOUNTS — ASSETS MANAGED” in Appendix H of each Fund’s SAI:
Arin Kornchankul began serving as a portfolio manager of the Fund effective March 27, 2025. As of January 31, 2025, Ms. Kornchankul managed 1 other registered investment company with approximately $1,015.0 million in assets, no other pooled investment vehicles and no other accounts.
5. Christopher (Chris) Kelly and Wim Vandenhoeck will no longer serve as Portfolio Managers of the Funds. All references to Mr. Kelly and Mr. Vandenhoeck are hereby removed from the Funds’ Summary Prospectuses, Statutory Prospectuses and SAIs.
AIF-AVIF-SUMSTATSAI-SUP 032725